Supplement dated June 25, 2018 to the
Symetra Deferred Variable Annuity Prospectus dated May 1, 1998 as supplemented

Effective July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor for the below referenced funds, will be renamed DWS Investment Management Americas, Inc.

In addition, the following Deutsche funds will be renamed. Accordingly, any reference to the following Old Fund Name in the prospectus should be replaced with the corresponding New Fund Name as described below.

Old Fund Name	New Fund Name
Deutsche Capital Growth VIP	DWS Capital Growth VIP
Deutsche CROCI® International VIP	DWS CROCI® International VIP
Deutsche Government Money Market VIP	DWS Government Money Market VIP